                                                                    Exhibit 99.2
                  [Letterhead of Acclaim Entertainment, Inc.]

                                                         September 1, 1995

TO:  ALL COMMON STOCKHOLDERS OF LAZER-TRON CORPORATION

     At a special shareholder's meeting of Lazer-Tron Corporation
("Lazer-Tron") held on August 31, 1995, the shareholders of Lazer-Tron approved an Agreement and Plan of Merger, as amended (the "Merger Agreement"), and the merger (the "Merger") contemplated thereby pursuant to which Lazer-Tron became a wholly-owned subsidiary of Acclaim Entertainment, Inc. ("Acclaim").

     Pursuant to the Merger Agreement, each share of Lazer-Tron common stock held by you has been converted into 0.314 shares of common stock of Acclaim. In lieu of the issuance of any fractional shares of Acclaim common stock, each holder of Lazer-Tron common stock who would otherwise be entitled to receive a fractional share is entitled to receive an amount of cash equal to $25.53 multiplied by the fraction of a share of Acclaim common stock to which such holder would otherwise be entitled.

     Your certificate(s) for Lazer-Tron common stock now represent the right to receive a number of shares of Acclaim common stock equal to 0.314 multiplied by the number of shares of Lazer-Tron common stock you owned immediately before the consummation of the Merger (less any resulting fractional shares), together with cash in lieu of any such fractional shares.

     To obtain a new Acclaim common stock certificate, please (i) complete the enclosed Letter of Transmittal, (ii) attach the Letter of Transmittal to your Lazer-Tron common stock certificate(s) and (iii) forward both the Letter of Transmittal and your Lazer-Tron common stock certificate(s) to American Securities Transfer, Inc. at the address listed on the front cover of the Letter of Transmittal. Your surrendered Lazer-Tron common stock certificate(s) need not be endorsed or accompanied by stock powers if issuance or delivery is to be made to the registered holder(s) of such certificate(s) and such registered holder(s) sign the attached Letter of Transmittal. The transfer fee of $10.00 per certificate will be paid by Acclaim. Certificate(s) for Acclaim common stock will be mailed as soon as practicable after receipt of all required documents.

     In the event that your Lazer-Tron common stock certificate(s) have been lost, stolen or destroyed, please contact Acclaim's exchange agent, American Securities Transfer, Inc., at the address listed on the front page of the Letter of Transmittal for instructions for replacing such lost, stolen, or destroyed certificate(s).


     You are urged immediately to complete and deliver the Letter of Transmittal, together with your certificate(s) for shares of Lazer-Tron common stock, in order to receive the certificates for Acclaim common stock and the cash payment, if any, to which you are entitled as a consequence of the Merger.

     Please read carefully and follow the instructions and terms and conditions of the Letter of Transmittal.

                                       ACCLAIM ENTERTAINMENT, INC.

                                       By   /s/ Gregory E. Fischbach
                                            -----------------------------
                                            Gregory E. Fischbach
                                            Chief Executive Officer

                            LETTER OF TRANSMITTAL

                   To Accompany Shares of Common Stock of

                           LAZER-TRON CORPORATION

Mail or deliver this Letter of Transmittal, or a facsimile hereof, together with the certificate(s) representing your shares of Lazer-Tron common stock, to American Securities Transfer, Inc., the exchange agent for Acclaim Entertainment, Inc., at the following address:

                     American Securities Transfer, Inc.
                              938 Quail Street
                                  Suite 101
                       Lakewood, Colorado  80215-5513

                    For information, call: (303) 234-5300

Gentlemen:

     The undersigned hereby surrenders the number of shares (the "Shares") of common stock (the "Lazer-Tron Common Stock"), no par value, of Lazer-Tron Corporation ("Lazer-Tron") represented by the certificate(s) described below, in exchange for a certificate representing shares of common stock (the "Acclaim Common Stock"), par value $0.02 per share, of Acclaim Entertainment, Inc. ("Acclaim"), pursuant to the Agreement and Plan of Merger, as amended (the "Merger Agreement"), and the merger contemplated thereby pursuant to which Lazer-Tron became a wholly-owned subsidiary of Acclaim on the terms and conditions set forth in the Merger Agreement and as described in the Prospectus/Proxy Statement dated June 21, 1995, as supplemented by the Supplement dated August 16, 1995 (the "Proxy Statement").

     The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender the certificate(s) described below and that, upon request by Acclaim or American Securities Transfer, Inc., the undersigned will execute any additional documents necessary or desirable to perfect the surrender, to permit the completion of the exchange or both. The undersigned hereby surrenders to Acclaim all right, title and interest in and to the Shares and irrevocably constitutes and appoints American Securities Transfer, Inc. (the "Exchange Agent") and Acclaim the lawful attorneys-in-fact of the undersigned, with full power of substitution, to deliver such Shares, together with all accompanying evidence of authority, to Acclaim and to effect the cancellation of such Shares. All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, assigns, administrators and executors of the undersigned. The representations, warranties, covenants and agreements of the undersigned contained in this Letter of Transmittal shall survive the delivery by Acclaim of the certificate(s) representing shares of Acclaim Common Stock.

     The undersigned hereby acknowledges that the undersigned has received and read the Proxy Statement referred to in the first paragraph hereof and the "General Instructions" accompanying this Letter of Transmittal.

                      DESCRIPTION OF SHARES SURRENDERED
                               (Type or Print)

1) Name and Address of    2) Certificate No(s).        Number of Shares of
    Registered Holder                                Lazer-Tron Common Stock
                                                   Represented by Certificate(s)

   _____________________     ___________________        ___________________

   _____________________     ___________________        ___________________

   _____________________     ___________________        ___________________
                                                     (continued on next page)

     Please issue one certificate for the shares of Acclaim Common Stock to which the undersigned is entitled in the name of the undersigned shown above (unless a different name is indicated in the Special Issuance Instructions below), for delivery of the same by mail to the address shown above (unless a different address is indicated in the Special Delivery Instructions below).

3)  SPECIAL ISSUANCE INSTRUCTIONS:
    (Fill in this space only if the name or address on the new certificate is to be different from the name or address of the registered holder in
    Section 1 above.)
    Important: See Instruction F of General Instructions.

                                (Type or Print)

              Name: __________________________________________

              Address: _______________________________________
                                 (Number and Street)

              ________________________________________________
              (City)                    (State)          (ZIP)

              ________________________________________________
               (Social Security or Tax Identification Number)

4)  SPECIAL DELIVERY INSTRUCTIONS:
    (Fill in this space only if the new certificate should be mailed to a different name or address from the name or address of the registered holder in Section 1 above.)
                               (Type or Print)

              Name: _________________________________________

              Address: ______________________________________
                                (Number and Street)

              ______________________________________________
              (City)                     (State         (ZIP)

5)  PLEASE SIGN HERE:
    (Signature of Registered Holder(s) or Agent)
    (Must be signed by the registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position-listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney- in-fact, officer of a corporation or other person(s) acting in a fiduciary or representative capacity, please set forth full title and see Instruction G of General Instructions.)

              Name(s)  _____________________________________

              ______________________________________________
                          (Please Print or Type)

              Capacity (Full Title):  ______________________

              Phone No.: (   ) _____________________________

              Date: ________________________________________

              ______________________________________________
              (Social Security or Tax Identification Number)

6)  SIGNATURE(S) GUARANTEED, IF REQUIRED
    Important: See Instruction F of General Instructions.

              Name of Firm: ________________________________
                                 (Please Print or Type)

              By: __________________________________________
                           (Authorized Signature)

              Name: ________________________________________
                             (Please Print or Type)

              Title: _______________________________________

              Address: _____________________________________
                               (Number and Street)

              ______________________________________________
              (City)                  (State)           (ZIP)

              Phone No.:(   ) _______________________________

              Date: _________________________________________
                                                      (continued on next page)

7) TAXPAYER IDENTIFICATION NUMBER:

   (The registered holder is required to give the Exchange Agent the social security number or employer identification number of the registered holder of the certificate(s). If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

   PLEASE FILL IN ALL OF THE APPROPRIATE BOXES BELOW.

                PAYER'S NAME:  American Securities Transfer, Inc.
--------------------------------------------------------------------------------
Name as shown above on account (if joint account, list first and circle the name of the person or entity whose number you enter in Part I below).

___________________________________________________________________________
Address (if shareholder does not complete, signature in Part I below will constitute a certification that the above address is correct).

___________________________________________________________________________
City, State and ZIP code.
--------------------------------------------------------------------------------
Substitute
Form W-9
Department of the Treasury
Internal Revenue Service

Payers Request for Taxpayer
Identification Number (TIN)
---------------------------------------------------------------------------
Part I - PLEASE PROVIDE YOUR
TIN IN THE BOX AT RIGHT AND              Social Security Number
CERTIFY BY SIGNING AND DATING       OR
BELOW.                                   ______________________________
                                         Employer Identification Number
----------------------------------------------------------------------------
Part II - For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed.
----------------------------------------------------------------------------
Part III - Awaiting TIN  / /
----------------------------------------------------------------------------
Certification.  Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreported interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9)

Signature _____________________________________________   Date ____________
--------------------------------------------------------------------------------

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                        NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

----------------------------------------------------------------     -------------------------------------------------------------
                                   Give the SOCIAL                                                        Give the EMPLOYER
For this type of account:          SECURITY number                     For this type of account:          IDENTIFICATION
                                   of -                                                                   number of -
----------------------------------------------------------------     -------------------------------------------------------------
1.   An individual's account       The individual                      6.   A valid trust, estate or      The legal entity (Do not
                                                                            pension trust                 furnish the identifying
                                                                                                          number of the personal
                                                                                                          representative or trustee
                                                                                                          unless the legal entity
                                                                                                          itself is not designated
                                                                                                          in the account title)(4)

2.   Two or more                   The actual owner of                 7.   Corporate account             The corporation
     individuals (joint            the account or, if
     account)                      combined funds, the
                                   first individual on the
                                   account.(1)

3.   Custodian account of          The minor(2)                        8.   Association, club             The organization
     a minor (Uniform Gift                                                  religious, charitable,
     to Minors Act)                                                         educational or other
                                                                            tax-exempt
                                                                            organization

4.   a.  The usual                 The grantor-trustee(1)              9.   Partnership account           The partnership
         revocable savings
         trust account
         (grantor is also
         trustee)

     b.  So-called trust           The actual owner(1)                 10.  A broker or registered        The broker or nominee
         account that is not                                                nominee
         a legal or valid
         trust under State
         law

5.   Sole proprietorship           The owner(3)                        11.  Account with the              The public entity
     account                                                                Department of
                                                                            Agriculture in the
                                                                            name of a public entity
                                                                            (such as a State or
                                                                            local government,
                                                                            school district or
                                                                            prison) that receives
                                                                            agricultural program
                                                                            payments
---------------------------------  -----------------------------       ---------------------------------  ------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Show the name of the owner.

(4) List first and circle the name of the valid trust, estate or pension trust. Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                        NUMBER ON SUBSTITUTE FORM W-9
                                   Page 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempt from backup withholding on ALL payments include the following:

o A corporation.
o A financial institution.
o An organization exempt from tax under Section 501(a), or an individual retirement plan, or a custodial account under 403(b)(7).
o The United States or any agency or instrumentality thereof.
o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
o An international organization, or any agency or instrumentality thereof.
o A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
o A real estate investment trust.
o A common trust fund operated by a bank under Section 584(a).
o A trust exempt from tax under Section 664 or described in Section 4947.
o An entity registered at all times during the tax year under the Investment Company Act of 1940.
o A foreign central bank of issue.
o Payments made to a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
o A futures commission merchant registered with the Commodity Futures Trading Commission.

     Payments of dividends and patronage dividends not generally subject to withholding include the following:
o Payments to nonresident aliens subject to withholding under Section 1441.
o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
o Payments of patronage dividends where the amount received is not paid in money.
o Payments made by certain foreign organizations.

     Payments of interest not generally subject to backup withholding include the following:
o Payments of interest on obligations issued by individuals.  Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
o Payments of tax-exempt interest (including exempt interest dividends under Section 852).
o Payments described in Section 6049(b)(5) to nonresident aliens.
o Payments of tax-free covenant bonds under Section 1451.
o Payments made by certain foreign organizations.
o Mortgage interest paid by you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

     Certain payments other than interest, dividends and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulation thereunder.

Privacy Act Notice. Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 20% of certain taxable payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.

(2) Failure to Report Certain Payments. If you fail to include properly on your tax return certain items reported to the IRS such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an underpayment of tax attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                 FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                 CONSULTANT OR THE INTERNAL REVENUE SERVICE

             GENERAL INSTRUCTIONS FOR SURRENDER OF CERTIFICATES
               REPRESENTING SHARES OF LAZER-TRON COMMON STOCK

     A) Address. Enter your current name and address in Section 1 of the Letter of Transmittal. If the name or address on the new certificate is to be different from your current address, fill in Section 3 of the Letter of Transmittal.

     B) Certificates. Enter your certificate number(s) and corresponding Lazer-Tron shares represented by each certificate in Section 2 of the Letter of Transmittal.

     C) Special Delivery Instructions. Indicate the address in Section 4 of the Letter of Transmittal to which you desire the replacement Acclaim certificate(s) mailed. Please do not complete this section if you wish to have the certificate(s) returned to your present address listed in Section 1 of the Letter of Transmittal.

     D) Delivery to Exchange Agent. Attach this completed Letter of Transmittal to your Lazer-Tron certificate(s) and forward to American Securities Transfer, Inc. at the address set forth on the front cover of the Letter of Transmittal. The method of delivery is at the option and risk of the surrendering shareholder. Delivery will be deemed effective only when received by the Exchange Agent. If the certificate(s) are sent by mail, registered mail with return receipt requested and properly insured is suggested.

     E) New Certificate to be Issued in the Same Name. If the new certificate is to be issued in the same name as that in which the surrendered certificate(s) is registered, the Letter of Transmittal should be completed and signed exactly as the surrendered certificate(s) is registered. Do not sign the certificate(s).

     If any of the Shares of Lazer-Tron Common Stock surrendered hereby are owned by two or more joint owners, all such owners must sign the Letter of Transmittal in a manner corresponding with the names as written on the face of the certificate(s) submitted herewith without any deviation therefrom.

     If any surrendered Shares of Lazer-Tron Common Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     F) New Certificate in Different Name. If the new certificate is to be issued in a name different from that in which the surrendered certificate(s) are registered, the Letter of Transmittal should be completed and signed in Section 5 of the Letter of Transmittal exactly as the certificate(s) are registered; if a joint account, each owner must sign. Do not sign the certificate(s). The signature(s) must be guaranteed in Section 6 of the Letter of Transmittal by a commercial bank, federally chartered savings and loan or trust company in the United States or by a member firm of any national securities exchange or of the National Association of Securities Dealers, Inc.

     If a transfer of ownership is involved and an assignment is executed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a representative fiduciary capacity, proper evidence of the authority of such person to assign, sell or transfer the stock must be forwarded to the Exchange Agent with the stock. Such signature(s) must be guaranteed.

     G) Persons Acting in a Fiduciary Capacity. Letters of Transmittal executed by trustees, executors, administrators, guardians, officers of corporations, attorneys-in-fact or others acting in a fiduciary or representative capacity must be accompanied by proper evidence of the signer's authority to act.

     H) Substitute Form W-9. The registered holder is required to give the Exchange Agent the social security number or employer identification number of the registered holder of the certificate(s) by completing the Substitute Form W-9 provided in Section 7 of the Letter of Transmittal.

     I) No Conditional Surrender. No alternative, conditional or contingent surrender of Shares is permitted and none will be accepted.

     J) Inadequate Space. If the space provided herein is inadequate, the certificate numbers or the number of Shares should be listed on a separate signed schedule attached hereto.

     K) Miscellaneous. Acclaim shall have the absolute right to reject any or all surrenders of certificates representing shares of Lazer-Tron common stock which are not in proper form and to waive any irregularities or conditions of such surrenders. All questions with respect to the Letter of Transmittal will be determined by Acclaim, whose determination shall be final and binding.